UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section240.14a-12

                                  Lifen, Inc.
                                  -----------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
        N/A
        -----------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
        N/A
        -----------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        N/A
        -----------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
        N/A
        -----------------------------------------------------------------------
    (5) Total fee paid:
        N/A
        -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:
        N/A
        -----------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement no.:
        N/A
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    (3) Filing Party:
        N/A
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    (4) Date Filed:
        N/A
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

                                  LIFEN, INC.
                              455 Market Street
                                  Suite 1220
                       San Francisco, California 94105
                       -------------------------------

                                Proxy Statement

                                                                   May 15, 2003

Dear Stockholder:

You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Lifen, Inc. to be held at the offices of Morrison & Foerster LLP, 425 Market Street, San Francisco, California 94105, on Wednesday, May 28, 2003 at 1:30 p.m. Pacific time. Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and promptly return the accompanying proxy in the enclosed postage-prepaid envelope.

If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Your Board of Directors recommends that you vote in favor of the two proposals outlined in this Proxy Statement. Please refer to the Proxy Statement for detailed information on each of the proposals.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in our Company. We look forward to seeing you at the Annual Meeting.

                                       Sincerely,

                                       /s/ James D. Durham
                                       James D. Durham
                                       Chairman of the Board and
                                       Chief Executive Officer



                                [Crdentia Logo]

                                  LIFEN, INC.
                                  -----------

                   Notice of Annual Meeting of Stockholders
                            To Be Held May 28, 2003
                            -----------------------

To the Stockholders of LIFEN, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Lifen, Inc., a Delaware corporation (the "Company"), will be held at the offices of Morrison & Foerster LLP, 425 Market Street, San Francisco, California 94105, on Wednesday, May 28, 2003, at 1:30 p.m Pacific Daylight Time, for the following purposes:

          1. Amendment to Amended and Restated Certificate of Incorporation to Change Company's Name. To amend the Company's Amended and Restated Certificate of Incorporation to change the Company's name to "Crdentia Corp.";

          2. Selection of Independent Auditors. To ratify the recommended appointment of BDO Seidman, LLP, as the independent auditors for the Company for the year ending December 31, 2003; and

          3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. The foregoing items of business are more fully described in the proxy statement which is attached and made a part hereof.

     The board of directors of the Company has fixed the close of business on May 9, 2003 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     Whether or not you expect to attend the Annual Meeting in person, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to ensure that all of your shares will be voted. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.


                                       By Order of the Board of Directors,

                                       /s/ James D. Durham
                                       James D. Durham
                                       Chairman of the Board and
                                       Chief Executive Officer

San Francisco, California
May 15, 2003

                                                       Mailed to Stockholders
                                                       on or about May 15, 2003

                                  LIFEN, INC.
                              455 Market Street
                                  Suite 1220
                       San Francisco, California 94105
                       -------------------------------

                                PROXY STATEMENT
                   FOR 2003 ANNUAL MEETING OF STOCKHOLDERS
                   ---------------------------------------

General Information

     This proxy statement is furnished to the stockholders of Lifen, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the board of directors of the Company of proxies in the accompanying form for use in voting at the annual meeting of stockholders of the Company (the "Annual Meeting") to be held on Wednesday, May 28, 2003, at 1:30 p.m. Pacific Daylight Time, at the offices of Morrison & Foerster LLP, 425 Market Street, San Francisco, California 94105, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

     The Company's Internet Web site address is www.crdentia.com. The Company's annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to
Section 13(a) or 15(d) of the Exchange Act are available free of charge in electronic or paper form upon request to the Company after they are electronically filed with, or furnished to, the Securities and Exchange Commission. All materials filed by the Company with the Commission also can be obtained at the Commission's Public Reference Room at 450 Fifth Street, N.W. Washington, D.C. 20549 or through the Commission's Web site at www.sec.gov. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Solicitation, Record Date and Voting Procedures

     The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's common stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

     The close of business on May 9, 2003 has been fixed as the record date (the "Record Date") for determining the holders of shares of common stock of the Company entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 10,998,166shares of common stock
outstanding and entitled to vote at the Annual Meeting.    The presence at the
Annual Meeting of a majority of these shares of common stock of the Company, either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The Company's Secretary, Lawrence M. Davis, will tabulate votes cast by proxy and act as inspector of elections to tabulate votes cast in person at the Annual Meeting. Each outstanding share of common stock on the Record Date is entitled to one vote on all matters.

     Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker "non-vote" are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Annual Meeting. Abstentions are included in determining the number of shares voted on the proposals submitted to stockholders (other than the election of directors) and will have the same effect as a "no" vote on such proposals. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular matter because the nominee does not have the discretionary voting power with respect to that matter and has not received instructions from the beneficial owner. Broker "non-votes," and shares as to which proxy authority has been withheld with respect to any matter, are generally not deemed to be entitled to vote for purposes of determining whether stockholders' approval of that matter has been obtained.

     With respect to proposals 1 and 2 of this proxy statement, the affirmative vote of a majority of the shares of common stock represented and voted at the Annual Meeting is required for approval of the amendment to the Amended and Restated Certificate of Incorporation to change the Company's name and ratification of the independent auditors. Abstentions will have the same effect as "no" votes on proposals 1 and 2, whereas broker "non-votes" will have no effect on such proposals.

The Proxy

     The persons named as proxyholders, James D. Durham and Lawrence M. Davis, were selected by the Company's board of directors and currently serve as executive officers of the Company.

     All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein.
If no specification is made on the proxy as to any one or more of the proposals, the common stock of the Company represented by the proxy will be voted as to the proposal for which no specification is given as follows: FOR the amendment of Company's Amended and Restated Certificate of Incorporation to change the Company's name to "Crdentia Corp.", FOR the ratification of the recommendation of BDO Seidman, LLP, as the Company's independent auditors for the 2003 fiscal year and, with respect to any other matters that may come before the Annual Meeting, at the discretion of the proxyholders. The Company does not presently know of any other such business to be conducted at the Annual Meeting.

Revocability of Proxy

     If the shares of common stock are held in your name, you may revoke your proxy given pursuant to this solicitation at any time before the proxy card is voted by: (i) delivering to the Company (to the attention of Lawrence M. Davis, the Company's Secretary), at the address of the Company's principle executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or (ii) attending the Annual Meeting and voting in person. If your shares are held in "street name," you should follow the directions provided by your broker regarding how to revoke your proxy. Your attendance at the Annual Meeting after having executed and delivered a valid proxy card will not in and of itself constitute a revocation of your proxy. You will be required to give oral notice of your intention to vote in person to the inspector of elections at the Annual Meeting.

                                PROPOSAL NO. 1
     AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO
                          CHANGE THE COMPANY'S NAME.

     The Company's Amended and Restated Certificate of Incorporation currently provides that the Company's name is "Lifen, Inc." An increasing portion of the Company's overall operational strategy is to offer services in the temporary medical staffing industry, which services the Company had originally planned to operate under a division with the trade name "Crdentia". Because the Company foresees that this division will constitute a substantial portion of the Company's overall operations, the Company believes that changing its name to "Crdentia Corp." will better reflect the Company's current business focus.

     By approving this proposal, the stockholders will authorize the board of directors to amend the Company's Amended and Restated Certificate of Incorporation to reflect this name change. The amendment to the Amended and Restated Certificate of Incorporation will take substantially the following form:

     "Article I is hereby replaced with a new Article I - 'The name of this corporation is Crdentia Corp.' "

Required Vote

     The affirmative vote of the holders of a majority of the shares of the Company's common stock present or represented at the Annual Meeting is required to approve the amendment to the Company's Amended and Restated Certificate of Incorporation. Abstentions will have the same effect as "no" votes on this proposal, whereas broker "non-votes" will have no effect.


                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
   THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO
                           CHANGE THE COMPANY'S NAME.

                                PROPOSAL NO. 2
            RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     BDO Seidman, LLP, is being recommended to the shareholders by the board of directors to be the Company's independent auditors for the fiscal year ending December 31, 2003. If this recommendation is ratified by the shareholders, then the appointment of BDO Seidman, LLP will become effective as of the date of the Annual Meeting. The Company anticipates that the proposed audit partner from BDO Seidman, LLP will attend the Annual Meeting to respond to appropriate questions from shareholders in attendance. In the event that ratification of this selection of independent auditors is not approved by a majority of the shares of common stock voting at the Annual Meeting in person or by proxy, management will review its future selection of independent auditors.

     The Company's current independent auditor is Sanford H. Feibusch, CPA, PC. In connection with his services to the Company in the fiscal year ended December 31, 2002, Mr. Feibusch prepared (i) a report dated February 5, 2003 on the Company's consolidated financial statements for the four months ended December 31, 2002 and 2001, and for the period from November 10, 1997 (date of inception) to December 31, 2002, and (ii) a report dated November 7, 2002 on the Company's consolidated financial statements for the years ended August 31, 2002 and 2001, and for the period from November 10, 1997 (date of inception) to August 31, 2002. Neither report contained an adverse opinion or disclaimer of opinion nor was either qualified or modified as to uncertainty, audit scope, or accounting principles. Both opinions were qualified, however, as to the Company's ability to sustain itself as a going concern without securing additional funding. In addition, with respect to each of the reports, there were no disagreements with Mr. Feibusch on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Mr. Feibusch would have caused him to make reference thereto in his report on the financial statements for such periods. The Company provided Mr. Feibusch with a copy of the foregoing disclosures and advised him in writing that, if he believed such disclosures to be incorrect or incomplete, he could present his views in a brief statement, ordinarily expected not to exceed 200 words, to be included in this proxy statement.

     Fees paid to Mr. Feibusch in 2002 were as follows:

     Audit Fees.  $7,000 for the audit of consolidated financial statements for
     (i) the four months ended December 31, 2002 and 2001, and for the period from November 10, 1997 (date of inception) to December 31, 2002, and (ii) the for the years ended August 31, 2002 and 2001, and for the period from November 10, 1997 (date of inception) to August 31, 2002.

     Financial Information Systems Design and Implementation Fees.  None.

     All Other Fees.  None.

     The Company's management and board are in favor of this change because of the Company's probable transition from a development stage company to an operating company in conjunction with the proposed acquisition of New Age Staffing, Inc. As such, both the potential size and geographic diversity of the Company could exceed Mr. Feibusch's capacity to provide the appropriate level of professional service since he is a sole practitioner.

Required Vote

     The affirmative vote of the holders of a majority of the shares of the Company's common stock present or represented at the Annual Meeting is required to approve the ratification of the selection of BDO Seidman, LLP as the Company's independent auditors for year 2003. Abstentions will have the same effect as "no" votes on this proposal, whereas broker "non-votes" will have no effect.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF
                      THE SELECTION OF BDO SEIDMAN, LLP.

                             SECURITY OWNERSHIP OF
                  CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of December 31, 2002, the end of the Company's fiscal year, information with respect to: (1) any person known by the Company to own beneficially more than five (5%) percent of the Company's common stock, based on 10,998,166 shares issued and outstanding as of the end of December 31, 2002, (2) common stock owned beneficially by each officer or director of the Company, and (3) the total of the Company's common stock owned beneficially, directly or indirectly, by the Company's officers and directors.

Name and address of                          Number of        Percent
Beneficial Owner                             Shares Owned     of Class
----------------------------------------     ------------     --------
James D. Durham and
Sandra J. Durham, JTWROS (1)(2)(4)*           980,000           8.91%
455 Market Street, Suite 1220
San Francisco, CA 94105

Paine Weber, Custodian for                     40,000           0.36%
the IRA FBO James Durham (2)(5)*
455 Market Street, Suite 1220
San Francisco, CA 94105

Malahide Investments (1)(6)                   980,000           8.91%
P.O. Box 170, Churchill Building
Grand Turk
Turks & Caicos Islands

Robert Gordon (1)                             760,000           6.91%
444 Madison Avenue, Suite 2904
New York, NY 10022

Parthian Securities (1)                       704,286           6.40%
36 Boulevard Helvetique
1207 Geneva, Switzerland

John Messina (1)(7)                           616,000           5.60%
11 Wyman Street
Rye Brook, NY 10573

Pamela Atherton (2)(8)*                       399,931           3.64%
455 Market Street, Suite 1220
San Francisco, CA 94105

Lawrence M. Davis (2)(8)*                     299,949           2.73%
455 Market Street, Suite 1220
San Francisco, CA 94105

Robert J. Kenneth (2)(9)*                     100,000           0.91%
455 Market Street, Suite 1220
San Francisco, CA 94105

Robert P. Oliver (2)(9)*                      100,000           0.91%
455 Market Street, Suite 1220
San Francisco, CA 94105

Joseph M. DeLuca (2)(9)*                      100,000           0.91%
455 Market Street, Suite 1220
San Francisco, CA 94105

Officers and Directors
as a group (6 persons) (3)                  2,019,880          18.37 %

* Officer and/or Director

------------------------------

(1) Persons known by the Company to own beneficially more than five percent (5%) of the Company's common stock.
(2) Common stock owned beneficially by each officer and director of the Company.
(3) The total number of shares of the Company's common stock owned beneficially, directly or indirectly, by the officers and directors of the Company as a group.
(4) Shares owned by James D. Durham, Chief Executive Officer and Chairman of the board of directors of the Company, and his wife, Sandra J. Durham, as Joint Tenants with Rights of Survivorship.
(5) James D. Durham, Chief Executive Officer and Chairman of the board of directors of the Company, is the beneficiary of Paine Webber as custodian of these shares.
(6) James D. Durham is an advisor to Malahide Investments but has no beneficial interest in the shares of the Company owned by Malahide Investments.
(7) John Messina is the brother of Joseph J. Messina, sole officer and director of Wilmont Holdings Corp., a corporate shareholder of the Company. Mr. Messina does not have voting or dispositive control over the shares held by Wilmont Holdings Corp.
(8) Shares vest over a four year period, with a vesting start date of November 1, 2002.
(9) Shares vest over a three year period, with a vesting start date of October 22, 2002.

                             STOCKHOLDER PROPOSALS

     Requirements for Stockholder Proposals to Be Brought Before an Annual Meeting. To be considered for presentation to the annual meeting of the Company's stockholders to be held in 2004, a stockholder proposal must be received by the Company's Secretary, Lawrence M. Davis, at 455 Market Street, Suite 1220, San Francisco, California 94105, no later than January 16, 2004.

     Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company's Proxy Materials. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the annual meeting of the Company's stockholders to be held in 2004 must be received by the Company's Secretary, Lawrence M. Davis, at 455 Market Street, Suite 1220, San Francisco, California 94105, no later than January 16, 2004 in order to be considered for inclusion in the Company's proxy materials for that meeting.


                                 OTHER MATTERS

Form 10-KSB

     The Company's transition report on Form 10-KSB for the four months ended December 31, 2002 was filed with the Securities and Exchange Commission on March 11, 2003. The Company's annual report on Form 10-KSB for the fiscal year ended August 31, 2002 was filed with the Securities and Exchange Commission on November 27, 2002. Upon written request to the Company's Secretary, Lawrence
M. Davis, at the address of the Company's principal executive offices, the exhibits set forth on the exhibit index of the Form 10-KSB may be made available at a reasonable charge.

Householding of Annual Meeting Materials

     In December 2000, the Securities and Exchange Commission adopted new rules that permit the Company to send a single set of annual reports and proxy statements to any household at which two or more stockholders reside if the Company believes they are members of the same family. Each stockholder will continue to receive a separate proxy card. The Company is instituting this householding procedure for all consenting accounts for the 2003 proxy season. However, upon written request to the Company's Secretary, Lawrence M. Davis, at the address of the Company's principal executive offices, you may revoke your decision to household, and the Company will deliver a separate copy of the annual report or proxy statement, as applicable, to you at the shared address within 30 days of your request.

     A number of brokerage firms have already instituted householding. If your family has multiple accounts of our stock, you may have received householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of the proxy statement or annual report, or wish to revoke your decision to household, and thereby receive multiple reports.

Other Matters

     The board of directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the proxyholders.


     It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                       By Order of the Board of Directors,

                                       /s/ James D. Durham
                                       James D. Durham
                                       Chairman of the Board and
                                       Chief Executive Officer

May 15, 2003
San Francisco, California

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                  LIFEN, INC.
                      ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 28, 2003

     The undersigned hereby appoints James D. Durham and Lawrence M. Davis, or either of them, each with the power of substitution, and hereby authorizes each of them to represent and to vote as designated below all of the shares of Common Stock of Lifen, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 1:30 p.m., Pacific Daylight Time on May 28, 2003 at the offices of Morrison & Foerster LLP, 425 Market Street, San Francisco, California 94105, or any adjournment or postponement thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

      Please mark your
  [X] votes as indicated
      in this example.

1. Proposal to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to change the Company's name to "Crdentia Corp."

          [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

2. Proposal to ratify the appointment of BDO Seidman, LLP as the independent auditors for the Company for the fiscal year ending December 31, 2003.

          [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

SIGNATURE(S)____________________________________________  DATED:________, 2003

Please sign exactly as your name appears on this proxy card. If shares are held jointly, each person should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.